Exhibit 99.1

 A NASDAQ Global Select Traded Company - Symbol HBNC  July 31, 2018

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 *  Mark E. SecorEVP & Chief Financial Officer

 Horizon is a Growth Story  *

 Indiana and Michigan… The Right Side of Chicago  Illinois and Chicago-High Taxes & Cost of Living-Low Credit Rating-Unfriendly Business Environment

 IndianaRanked 5th Best State for Business by Chief Executive Magazine in 2018 and 2017Ranked 2nd in Infrastructure, 4th in Business Friendliness, 5th in Cost of Doing Business, 10th in Cost of Living by CNBC’s Ranking of America’s Top States for Business 20182017 Budget Surplus and $1.78 Billion Reserve Fund, AAA Bond Rating, Corporate Tax Cuts scheduled through 2022MichiganRanked 27th Best State for Business by Chief Executive Magazine in 2018, up from 36th in 2017Ranked 4th in Cost of Living by CNBC’s Ranking of America’s Top States for Business 2018  *  Indiana and MichiganGreat States to Conduct Business

 Branches  *  Legacy Footprint 2007  Locations – 16Counties – 6  Indiana  Ohio  Illinois  Michigan

   BranchesLoan Production OfficesNew Branch in 2018    8  Growth Footprint 2018        Locations – 65Counties – 27      Michigan  Illinois  Indiana  Ohio

 BranchesLoan Production OfficesNew Branch in 2018  *  Growth Footprint 2018  Locations – 65Counties – 27  Michigan  Illinois  Indiana  Ohio

 ($’s in millions, except per share data)Category   December2007  December2017  June2018  Assets  $1,258  $3,964  $4,067  Loans  $887  $2,818  $2,907  Deposits  $893  $2,881  $3,016  Trust Assets Under Management  $409  $2,483  $2,706  Market Capitalization  $83  $710  $794  Stock Price  $5.07  $18.53  $20.69  Average Daily Trading Volume (1)  8,978  96,122  115,278  *  Growth Story Creates Shareholder Value  Footnote Index included in Appendix

 Positioned Well for the Future  *  Growth in Higher Yielding AssetsGood Core Deposits Growth

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Focus and Consistent Revenue Streams

 ($ in Millions)  Dec.2012  Jun.2018  CAGR  OrganicCAGR  Commercial  $460  $1,673  26%  13%  Res. Real Estate  441  $744  10%  (4)%  Consumer  289  $508  11%  8%  Total  $1,190  $2,925  18%  7%  *  High Quality, Well Diversified Loan Portfolio  2012  2018  Footnote Index included in Appendix

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  *  Percent of total commercial loans at June 30, 2018.

 *  Strong Core Deposit Mix  2012  ($ in Millions)  Dec.2012  Jun.2018  CAGR  OrganicCAGR  Jun. 2018 YTD Cost  Non-interest  $209  $615  22%  11%  0.00%  Interest  770  1,645  15%  2%  0.28%  CDs  315  756  17%  1%  1.32%  Total  $1,294  $3,016  17%  4%  0.58%  2018  Footnote Index included in Appendix

 Historical EarningsDemonstrates Ability to Execute  *

 Core Diluted EPS CAGR 8%  *  Robust Earnings Growth  (2)  (2)  ($’s in millions)  Footnote Index included in Appendix
 Core Diluted EPS CAGR 8%    16  Robust Earnings Growth  (2)  (2)  ($’s in millions)  Footnote Index included in Appendix

     17  Year-to-Date 2018 Record EPS  EPS Growth 35%  EPS Growth 11%  ($’s in millions)  (4)  (4)  Footnote Index included in Appendix

 *  Year-to-Date 2018 Record EPS  EPS Growth 35%  EPS Growth 11%  ($’s in millions)  (4)  (4)  Footnote Index included in Appendix

 *  GAAP Net Interest Margin and Core Net Interest Margin (5)  Net Interest Margin Headwinds Offset by Efficiency Gains  Footnote Index included in Appendix

 *  Operating LeverageResults in Efficiency Gains  Footnote Index included in Appendix  (6)

 *  Lower Dependence on Mortgage Revenue  (7)  Footnote Index included in Appendix

 *  Building Shareholder Value after Acquisitions  Footnote Index included in Appendix

 A Company on the Move Through Consistent Strategy & Execution  *

HORIZON BANK

A Company on the Move

	2002-2007	2008-2010	2011-2013	2014-2015	2016	2017-2Q18
Organic Expans. (11)	St. Joseph, S. Bend, Elkhart, Merrillville	Kalamazoo	Indianapolis	Carmel	Ft. Wayne, Grand Rapids	Columbus,[8] Noblesville,[9] Holland [10]
M&A (13)	Anchor Mtg., Alliance	American Trust	Heartland	1st Mtg., Summit, Peoples	Farmers, LaPorte, CNB	Bargersville, Lafayette, Wolverine

❖ Footnote Index included in Appendix

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 23

Growth Opportunities Abound


Growth Markets
Future Markets
Great Lakes Bay
Grand Rapids/ Holland
Michigan
SE Michigan
Kalamazoo
Ann Arbor
South Bend
NW Indiana
Warsaw
Fort Wayne
NW Ohio
Illinois
Lafayette
Indiana
Ohio
Indianapolis
esri

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EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 24

 Considerable Market Share Opportunities  *  Footnote Index included in Appendix

 *  Number of Banks Headquartered in Indiana and Michigan (14)  M&A Opportunities  On average, 5% decline per year  9  24  13  9  10  9  14  13  17  8  16  Footnote Index included in Appendix

HORIZON BANK

Why Invest in HBNC
Investment Thesis

- Historical Performance Illustrates Ability to Execute
- Consistent, Well Executed and Disciplined Business Strategy
- A Growth Story
  - 10-year asset and net income CAGR of 11% and 15%, respectively
  - Thirteen acquisitions and eleven market expansions since 2002
  - Capacity to take additional market share
  - Earnings improvement through mass and scale
- Entering the "Sweet-Spot" for Market Performance and Trading Multiples
- Aptitude, Skill and Desire to Continue Mergers and Acquisitions

EXCEPTIONAL SERVICE • SENSIBLE ADVICE® 27

*  Scale Drives Shareholder Value  Footnote Index included in Appendix

 Horizon Outperforms the MarketFor Total Shareholder Return  *  Horizon Bancorp: 5-Year Total Return Comparison  Footnote Index included in Appendix

 A NASDAQ Global Select Traded Company - Symbol HBNC

 Appendix  *

 *  Footnote Index  Slide 9(1) Based on the daily trading volume for the years ended December 31, 2007 and 2017 and the six months ended June 30, 2018, respectively.Financial data in millions, except for stock price, as of December 31, 2007 and 2017 and June 30, 2018, respectively. Slide 12Financial data as of December 31, 2012 and June 30, 2018, respectively.Slide 14Financial data as of December 31, 2012 and June 30, 2018, respectively.Slide 16(2) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)(3) 2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.Slide 17(4) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 18(5) Core net interest margin excludes acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)Slide 19(6) Adjusted efficiency ratio excludes prepayment penalties on borrowings, gain on sale of securities, death benefit on bank owned life insurance and gain on the remeasurement of equity interest in Lafayette Community Bancorp. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.)

 *  Footnote Index  Slide 20(7) Mortgage Revenue is defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.Slide 21See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.Slide 23(8) Columbus, Ohio location closed February 2018.(9) Noblesville, Indiana loan production office opened during the second quarter of 2018. This location will be converted to a full-service location during the third quarter of 2018. (10) Holland, Michigan loan production office opened during the second quarter of 2018.Slide 25(11) All Key Markets are MSAs, except for Northwest Indiana which consists of Lake and Porter Counties.(12) Deposit Market Share as of June 30, 2017.(13) Large Institutions defined as total assets greater than or equal to $10.0 billion at June 30, 2017.Slide 26(14) Indiana and Michigan commercial banks, savings banks and savings & loan institutions as of December 31st of each respective year.Slide 28Financial data as of March 31, 2018; market data as of July 20, 2018. Nationwide publicly traded banks, excluding merger targets.

 *  Footnote Index  Slide 29As of June 29, 2018. SNL U.S. Bank includes all Major Exchange Banks in SNL’s coverage universe.Slides 35-39 Use of Non-GAAP Financial Measures: Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes that these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

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